UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07537

Name of Registrant: Royce Capital Fund

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire
1414 Avenue of the Americas
New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: January 1, 2006 - June 30, 2006

Item 1: Reports to Shareholders

2006 Semiannual Review and Report to Shareholders

TheRoyceFunds VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 30 YEARS ROYCE CAPITAL FUND

MICRO-CAP PORTFOLIO SMALL-CAP PORTFOLIO

For more than 30 years, we have used a value approach to invest in smaller-cap securities. We focus primarily on the quality of a company’s balance sheet, its ability to generate free cash flow and other measures of profitability or sound financial condition. At times, we may also look at other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market.

This Review and Report must be accompanied or preceded by a current Prospectus for the Fund. Please read the Prospectus carefully before investing or sending money.

LETTER TO OUR SHAREHOLDERS

Value In Vogue?

After three full decades managing small-cap value portfolios, we thought that we had seen all of the various movements, fads and trends that periodically capture the imaginations (to say nothing of the wallets) of investors. It was always easy for us to be amused at such things. Being value investors, with that term’s inherent sense of caution and conservatism, we have always measured a comfortable distance between the work that we do and anything that smacks of trends in equity investing. With its emphasis on attributes such as patience and diligence, with its demands of long hours of detailed research, value seems by nature not simply unfashionable, but nearly impervious to the short-term mindsets that typically dominate the stock market equivalent of the runways of Paris, Milan and Manhattan. Even earlier in the current decade, when value, especially small-cap value, began scoring high returns and glowing press, it did not appear to capture the investment Zeitgeist in quite the same way that large-cap or Technology investments had during the ’90s. This was more than all right with us. After all, we’re not exactly high-fashion material, and we did not think that our approach was, either.

           Yet here we are just past the halfway mark of 2006, and in our view small-cap value investing is nearing the end of its stint as domestic investment’s hottest approach. How did our style become so stylish? Its success over the last several years occurred during a period in which few alternatives in the domestic equity universe could compete with its strong results. As measured by the Russell 2000, small-cap bested large-cap (as measured by the S&P 500) for the one-, three-, five-, 10- and 15-year periods ended 6/30/06. In turn, the Russell 2000 Value index outperformed the Russell 2000 for each of these periods as well as the 20- and 25-year periods ended 6/30/06. These terrific results led to the plainly dressed small-cap value approach attracting speculative dollars from short-term investors, money hungry for the Next Big Thing, that probably originated from those whose only experience with smaller stocks would most likely have come on the growth side. It was not long ago that this activity would have been difficult, if not impossible, without considered investments in specific small-cap stocks or astute choices in small-cap value mutual funds. However, with the advent of investment vehicles such as ETFs (Exchange Traded Funds), moving quickly in and out of virtually any equity style index has become more convenient for investors of all tastes, temperaments and time frames.

           What becomes of investment approaches when they are no longer considered the most fashionable? We suspect that styles such as ours will manage just fine beyond the glare of the hot lights just as they did before they became trendy. Although the last few years have been wonderful, the rally has been top-heavy with an extended run for energy stocks (that may not be over) and shorter, less stellar bursts in other areas. This leaves ample room for potential growth in those places that have enjoyed only intermittent success or have been mostly left out. The market still awaits Next Year’s Model, but small-cap value’s unexpected turn on the runway should hardly result in obsolescence.

Is Large the New Small?

Our track record for large-scale stock market prognostication is checkered at best—we like to joke that we’ve called 10 of the last three corrections. Still, the case for emerging large-cap leadership remains compelling to us, even as it’s also important to re-assert our view that any

We do not expect anything resembling the previous 10 years in terms of the time span of asset-class leadership or the breadth in performance spreads. We continue to believe that the stock market will be characterized by frequent leadership rotation and low returns.

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leadership phase in the coming months is likely to be short-lived, whether for large-caps, as measured by the S&P 500, or small-caps, as measured by the Russell 2000. The 10-year period ended 12/31/05 offered an almost eerily symmetrical split between long-term periods first of large-cap, then of small-cap dominance. We do not expect anything resembling the previous 10 years in terms of the time span of asset-class leadership or the breadth in performance spreads. We continue to believe that the stock market will be characterized by frequent leadership rotation and low returns.

           After narrowly outperforming small-cap stocks in 2005, large-caps took their by-now-familiar position in the back seat to small-cap during the first half of 2006. The Russell 2000 was up 8.2% for the year-to-date period ended 6/30/06, versus a gain of 2.7% for the S&P 500 (and a loss of 1.5% for the still-struggling Nasdaq Composite). Small-cap’s advantage came primarily from its considerable outperformance in the bullish first quarter, when the Russell 2000 was up 13.9% versus a gain of 4.2% for the S&P 500. When stock prices began to correct in the second quarter, large-cap outperformed (-1.4% for the S&P 500 versus -5.0% for the Russell 2000). The pattern of small-cap leading in brief upmarket phases then ceding leadership to large-cap during equally brief downturns dates back to 2003.

           The down-market resilience of large-cap stocks seems to us to be the central story of the recent decline. Our earlier contention was that large-cap would lose less during declines, which has been the case so far in 2006. We also surmised that small-cap would have an edge in any subsequent rally, which held true in the first quarter. Yet we are no longer convinced that small-cap will lead in every subsequent bullish phase. An underreported element in the downturn was the tightening of liquidity on a worldwide level. The combination of better near-term down market results for large-cap stocks and the widespread liquidity crunch is likely to draw investors in the short run to cash, bonds and what they perceive to be stable, high-quality equities. In other words, the unfashionable nature of large-cap stocks may be exactly what helps to make them fashionable again.

Value—Always in Style?

Of course, no style has been more fashionable in the current decade than small-cap value. However much we may think of our work as an all-weather strategy—a fashion perennial more akin to a navy blazer or black cocktail dress than the latest creations adorning the windows of boutiques on Rodeo Drive—there’s no denying the recent attraction of small-cap value for investors burdened with what we would describe as the investment equivalent of short attention spans. And its long run in the current decade has indeed been wildly impressive. The Russell 2000 Value index outpaced its small-cap growth counterpart, as measured by the Russell 2000 Growth index, for the one-, three-, five-, 10-, 15-, 20- and 25-year periods ended 6/30/06. One notable aspect of small-cap value’s remarkable run in the current decade has been its absolute and relative strength during the most recent long-term up-market period. From the small-cap market trough on 10/9/02 through 6/30/06, the Russell 2000 Value index gained 140.1% versus 123.1% for the Russell 2000 Growth index. Smallcap value’s recent short-term returns were also strong. For the year-to-date period ended 6/30/06, the small-cap value index was up 10.4% versus 6.1% for the small-cap growth index. Although it trailed growth in the first quarter (+13.5% versus +14.4%), it moved ahead in the second, -2.7% versus -7.3%.

           Investors can thus be forgiven if they’re a little anxious about small-cap value’s ongoing prospects. Our admittedly biased view is that small-cap value should be all right, even if its days of doing star turns on the most chic runways may be drawing to a close. Although returns for the approach seldom reached the same levels, its performance in the current decade is analogous to some degree to what large-cap stocks were during the mid-to-late ’90s—a fashionable area where people were putting money almost to the exclusion of the rest of the stock market. Now that the attention seems to be waning, we are finally beginning to see valuations come back to what we regard as more sensible levels throughout the

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LETTER TO OUR SHAREHOLDERS

small-cap world, although the number of bargains as of this writing is still not as plentiful as we would like.

From the Catwalk to the Coal Mine?

Some investors may be concerned that small-cap’s run has been of such long duration that the asset class is poised for a long period of desultory performance, with the recent downturn a harbinger of things to come. We respectfully disagree. The recent decline has been fairly benign as corrections go and hardly catastrophic for small-cap as a whole. In the coming months, we think that micro-cap stocks will be the area to watch most closely as a potential indicator of small-cap movement. They are generally more volatile to begin with, and having enjoyed strong performance over the last few years, they are especially vulnerable to nervous investors looking for safety. For the more fatalistic among us, they are the canary in the small-cap coal mine in that any major decline for our asset class would probably begin with them. However, we’re more confident about the prospects for the entire small-cap area. We do not believe that the recent down-market period marks the beginning of a severe and/or long-term bear market for any asset class, including micro-caps. What we have been seeing lately seems to us less serious and more in line with what has happened historically following successful, speculative periods. The really interesting element in the downturn has been that several typically non-correlated asset categories—small-cap stocks, natural resources stocks and commodities, real estate and emerging markets—were coming off strong long-term performances and then began to correct at more or less the same time in the spring of this year. It’s been an odd confluence of declining performance that we believe has been making the downward move look more severe than it really is.

           We define a correction as a decline of 15% or more from a previous small-cap peak. It remains too early to tell whether the current decline will reach this level (as of this writing it has not). However, like any previous decline, it has presented us with some discrete purchase opportunities, even as it has caused pain for investors. Although a market that steadily climbed year after year would make investors sleep more soundly, it is volatility that helps to create the pricing inefficiencies that attract value investors like ourselves. As any market sell-off worsens, quality companies are often lumped together with weaker ones, as short-term investors rush for the exits. This leaves many worthwhile companies trading for less than our estimate of their intrinsic value, piled among the rubble of companies walloped by the correction. The current decline has begun to create such situations, though not yet in large numbers. At least in the short run, further erosion in stock prices would not be the worst thing that could happen to small-cap stocks.

Five Years of Fashion

Most small-cap market cycles have been much shorter than the current cycle’s nearly six-year time span, with the average length of the eight completed cycles in the history of the Russell 2000 being 3.3 years. The shortest was little more than one-and-a-quarter years (2/8/80-6/15/81), while the longest lasted approximately six-and-a-half years (10/9/89-5/22/96). If the current cycle were to end soon, it would be the second longest on record. This is one of the reasons why we evaluate Fund performance on an absolute basis over long-term periods, such as five years, in addition to full market cycles. Examining five-year periods is especially useful because they typically include all of or most of a full market cycle, sometimes two. In addition, examining rolling five-year results gives a better picture of long-term market trends, and can also provide insight into what we might expect as the market moves forward.

           There have been 269 monthly trailing five-year return periods since the Russell 2000’s inception on 12/31/78. From inception through 6/30/06, the index’s five-year return was less than zero in only 3% of these periods. The index provided positive single-digit returns more than 40% of the time and double-digit returns 56% of the time. Over the entire period,

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the average of all of the 269 five-year average annual total return periods was 11.6%. In the case of small-cap value, the results are even stronger. The Russell 2000 Value index did not have any negative five-year return periods since its inception and produced positive single-digit returns in 17% of the periods. In an impressive 83% of the periods, the value index produced double-digit five-year average annual total returns, averaging 14.5% for all of the 269 return periods. (Please see below for more details.)

          The foregoing is in large part why we believe that small-caps continually offer the potential to produce above-average returns over long-term time horizons, and why we regard them as a necessary component in any asset allocation plan. Fashions come and go, but we believe that approaches such as ours, those that patiently strive to build wealth over the long haul, have what it takes to remain successful no matter what happens to be in (or out) of style elsewhere in the investment world.

Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President

July 31, 2006
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ROYCE CAPITAL FUND — MICRO-CAP PORTFOLIO†

Average Annual Total Returns	Through 6/30/06	Portfolio Diagnostics

January — June 2006*	11.38%	Average Market Capitalization	$294 million
One-Year	28.09	Weighted Average P/E Ratio	17.6x*
Three-Year	21.75	Weighted Average P/B Ratio	1.8x
Five-Year	13.63	Weighted Average Yield	0.4%
Since Inception (12/27/96)	17.36	Number of Holdings	217
		Fund Net Assets	$492 million
* Not annualized.		* Excludes 28% of portfolio holdings with zero or negative earnings as of 6/30/06.

MANAGER’S DISCUSSION OF FUND PERFORMANCE

           Royce Capital Fund—Micro-Cap Portfolio (RCM) gained 11.4% for the year-to-date period ended 6/30/06, ahead of its small-cap benchmark, the Russell 2000, which finished the same period with an 8.2% return. A combination of strong upmarket results and solid down-market performance did the trick. In the bullish first quarter, RCM gained 15.4% versus 13.9% for its benchmark. When the bull began to give way to the bear in the second quarter, the Fund lost 3.5% versus a decline of 5.0% for the small-cap index. From the most recent small-cap peak on 5/5/06 through 6/30/06, RCM also fared slightly better than the Russell 2000 (-6.8% versus -7.1%). We have been struck by the ability of certain micro-cap companies to successfully withstand the recent onset of falling stock prices, in marked contrast to their reputation for volatility and vulnerability.

           However, these accomplishments would mean little to us if they did not contribute to strong absolute performance for the Fund over long-term and market cycle periods. Fortunately, this has been the case. From the previous small-cap peak on 3/9/00 through 6/30/06, RCM gained 174.3% (compared to the Russell 2000’s 29.5% return for the same period). Considering its value approach, the Fund’s strong showing in the bullish period from the small-cap market trough on 10/9/02 through 6/30/06 was arguably even more impressive. During this time, RCM was up 141.6% versus 131.8% for the Russell 2000. The Fund also outperformed the Russell 2000 for the one-, three-, five-year and since inception (12/27/96) periods ended 6/30/06. The Fund’s average annual total return since inception was 17.4%.

           Holdings in the Natural Resources sector were the primary contributors to first-half performance and were once again far ahead of the Fund’s other equity sectors in terms of dollar-based net gains. The difference in the first half was the sterling performance of holdings in the precious metals and mining industry, which held six of the Fund’s top-ten gainers. Although results in this industry improved in 2005, they ran just behind RCM’s holdings in the energy services industry for the calendar year. In 2006’s opening half, however, the precious metals and mining industry’s dollar-based net gains were not only more than triple that of the energy services industry, but also outgained that of each of the portfolio’s equity sectors. We were very pleased that many of these holdings managed to avoid serious second-quarter losses. In fact, certain precious metals and mining positions posted gains in the second-quarter downturn.

           The Health sector was home to one terrific performer and two that did not work out quite so well. Bioveris Corporation makes bio-detection devices for various diagnostic applications. We liked its business and its good-sized cash position, but its success in the portfolio seemed more the result of fortuitously timed purchases than anything else. A stumbling stock price for Orchid Cellmark allowed us to build a position in a DNA testing firm whose accounting woes we hope are short-lived. NitroMed’s new drug candidates failed to make much progress, which led us to take our losses and move on.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund.

†	All performance information reflects Investment Class results. Shares of RCM’s Service Class bear an annual distribution expense that is not borne by the Investment Class.

6 | ROYCE CAPITAL FUND 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

PERFORMANCE AND PORTFOLIO REVIEW

Top 10 Positions	% of Net Assets

Bioveris Corporation	1.4%
Exponent	1.3
TETRA Technologies	1.1
Tesco Corporation	1.1
Drew Industries	1.1
Olympic Steel	1.0
Pason Systems	1.0
Harris Steel Group	1.0
Northern Orion Resources	1.0
NovaGold Resources	1.0

Portfolio Sector Breakdown	% of Net Assets

Technology	18.5%
Natural Resources	17.0
Health	14.3
Industrial Products	10.4
Industrial Services	8.1
Consumer Services	4.7
Financial Intermediaries	4.2
Consumer Products	3.0
Financial Services	0.8
Miscellaneous	4.2
Cash and Cash Equivalents	14.8

GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Through 6/30/06

Western Silver	$4,381,589
Bioveris Corporation	3,456,846
TETRA Technologies	2,761,763
Metallica Resources	2,016,367
TTM Technologies	1,653,519

GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Through 6/30/06

Orchid Cellmark	$2,019,882
BB Holdings	1,561,362
NitroMed	1,205,409
Steel Technologies	981,541
Gene Logic	854,661

ROYCE CAPITAL FUND 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 7

ROYCE CAPITAL FUND — SMALL-CAP PORTFOLIO†

Average Annual Total Returns†	Through 6/30/06	Portfolio Diagnostics

January — June 2006*	4.65%	Average Market Capitalization	$842 million
One-Year	9.01	Weighted Average P/E Ratio	16.6x
Three-Year	21.35	Weighted Average P/B Ratio	2.2x
Five-Year	11.87	Weighted Average Yield	0.6%
Since Inception (12/27/96)	15.33	Number of Holdings	95
		Fund Net Assets	$244 million
* Not annualized.

MANAGER’S DISCUSSION OF FUND PERFORMANCE

           Although Royce Capital Fund—Small Cap Portfolio (RCS) enjoyed a solid first half on an absolute basis, the Fund trailed its small-cap benchmark, the Russell 2000, with a gain of 4.7% versus 8.2% for its benchmark. Unfortunately, the Fund underperformed during both the bullish first quarter (+11.7% versus +13.9%) and the more bearish second quarter (-6.3% versus -5.0%). In addition, from the most recent small-cap peak on 5/5/06 through 6/30/06, RCS again fell behind the Russell 2000 (-7.7% versus -7.1%). We would always prefer to outperform our benchmark. Although not doing so over short-term periods generally does not give us cause for concern, RCS’s first-half results were disappointing nonetheless.

           However, over market cycle and other long-term periods, results were much more encouraging on both an absolute and relative basis. These are the periods which we believe are most significant in evaluating performance. From the previous small-cap peak on 3/9/00 through 6/30/06, RCS gained 166.7%, compared to a 29.5% return for the Russell 2000. Considering its value approach, the Fund’s strong showing in the bullish period from the small-cap market trough on 10/9/02 through 6/30/06 was arguably even more impressive. During this time, RCS was up 138.5% versus 131.8% for the benchmark. The Fund also outperformed the Russell 2000 for the three-year, five-year and since inception (12/27/96) periods ended 6/30/06. The Fund’s average annual total return since inception was 15.3%.

           Holdings in the Technology sector were loss leaders on a dollar basis during the first half. MAXIMUS provides consulting, as well as systems and operations management, to federal, state and local government agencies and private-sector clients. Its price plummeted in the wake of a now-settled lawsuit and a problematic contract. We were left with our own uncertainty about the company’s ability to manage its way successfully through these difficulties. Sigmatel designs and manufactures proprietary mixed-signal integrated circuits. A precipitous drop in sales for the first quarter sent its stock price into such a dramatic tailspin that we stopped buying and began selling.

           Natural Resources once again led all of the Fund’s sectors in dollar-based net gains. Although the precious metals and mining as well as the oil and gas industries posted positive performance, top honors in the sector went to energy services companies, whose net gains outstripped seven sectors on a dollar basis. Leading the way was the Fund’s top performer, energy services and chemical company TETRA Technologies. Its share price soared on news of two consecutive quarters of record earnings, as the good times for many energy-related companies continued. Elsewhere in the portfolio, we were pleased by the strong performance of long-term holding, welding and cutting products manufacturer Lincoln Electric Holdings, which we first purchased in RCS’s portfolio in 1998. The firm posted strong earnings and record revenues for both the fiscal year and fourth quarter ended 12/31/05 and the fiscal first quarter of 2006.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

† All performance information reflects Investment Class results. Shares of RCS’s Service Class bear an annual distribution expense that is not borne by the Service Class Investment Class.

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PERFORMANCE AND PORTFOLIO REVIEW

Top 10 Positions	% of Net Assets

NETGEAR	2.0%
Perot Systems Cl. A	2.0
RC2 Corporation	1.9
AmerUs Group	1.9
Unit Corporation	1.9
TETRA Technologies	1.8
Rofin-Sinar Technologies	1.6
LECG Corporation	1.6
Applebee’s International	1.6
St. Mary Land & Exploration Company	1.5

Portfolio Sector Breakdown	% of Net Assets

Technology	19.6%
Consumer Products	15.3
Consumer Services	12.4
Natural Resources	11.6
Industrial Products	9.2
Industrial Services	7.1
Health	5.2
Financial Intermediaries	4.4
Financial Services	2.0
Miscellaneous	4.9
Cash and Cash Equivalents	8.3

GOOD IDEAS THAT WORKED
Net Realized and Unrealized Gain Through 6/30/06

TETRA Technologies	$2,308,635
Agnico-Eagle Mines	1,398,600
Dover Downs Gaming & Entertainment	1,330,647
Lincoln Electric Holdings	1,111,121
Rofin-Sinar Technologies	908,861

GOOD IDEAS AT THE TIME
Net Realized and Unrealized Loss Through 6/30/06

MAXIMUS	$1,938,916
Sigmatel	1,707,211
Finish Line (The) Cl. A	1,210,245
Applebee’s International	747,063
NuSkin Enterprises Cl. A	612,334

ROYCE CAPITAL FUND 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 9

N O T E S T O P E R F O R M A N C E A N D O T H E R I M P O R T A N T I N F O R M A T I O N

Notes To Performance And Statistical Information

     All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results or volatility. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus).

     The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2006, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2006 and are subject to change at any time without notice. All publicly released material information is always disclosed by the Funds on the website at www.roycefunds.com. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future.

     The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite and S&P 500 are unmanaged indices of domestic small-cap common stocks. Returns for the market indices used in this Review and Report were based on information supplied to Royce by Frank Russell. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

Forward-looking Statements

     This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results

•	the prospects of the Funds’ portfolio companies

•	the impact of investments that the Funds have made or may make

•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

•	the ability of the Funds’ portfolio companies to achieve their objectives.

     This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

     The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the Review and Report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov. Information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-221-4268 (toll-free), on the website of the SEC, at www.sec.gov., and on The Royce Funds’ website at www.roycefunds.com.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

10 | ROYCE CAPITAL FUND 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

SCHEDULES OF INVESTMENTS	JUNE 30, 2006 (Unaudited)

Royce Capital Fund – Micro-Cap Portfolio

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 85.2%			Financial Services – 0.8%
			Investment Management - 0.8%
Consumer Products – 3.0%			ADDENDA Capital	59,500	$1,367,173
Apparel and Shoes - 0.9%			†U.S. Global Investors Cl. Aa,b	112,200	2,373,030
†Shoe Pavilion[a,b]	271,700	$1,967,108
Stride Rite	197,600	2,606,344	Total (Cost $3,767,401)		3,740,203

		4,573,452	Health – 14.3%
			Commercial Services - 0.5%
Food/Beverage/Tobacco - 0.6%			First Consulting Group[a]	260,100	2,299,284
Boston Beer Company Cl. Aa,b	34,400	1,007,576
Green Mountain Coffee Roasters[a,b]	23,000	923,910	Drugs and Biotech - 5.6%
Monterey Gourmet Foods[a,b]	210,100	1,237,489	Barrier Therapeutics[a,b]	168,500	1,101,990
			Cardiome Pharma[a,b]	161,700	1,429,428
		3,168,975	Cell Genesys[a,b]	285,500	1,433,210
			Cerus Corporation[a,b]	278,400	1,984,992
Sports and Recreation - 0.9%			Compugen[a]	162,900	470,781
Arctic Cat	73,000	1,424,230	Dendreon Corporation[a,b]	279,800	1,354,232
†Sturm, Ruger & Company[a]	466,000	2,912,500	Discovery Partners International[a]	467,700	1,216,020
			DUSA Pharmaceuticals[a,b]	462,649	2,613,967
		4,336,730	Dyax Corporation[a,b]	312,300	918,162
			†Halozyme Therapeutics[a,b]	494,300	1,334,610
Other Consumer Products - 0.6%			Lexicon Genetics[a,b]	528,400	2,319,676
RC2 Corporation[a,b]	74,800	2,891,768	Maxygen[a,b]	183,000	1,368,840
			Myriad Genetics[a,b]	72,400	1,828,100
Total (Cost $11,076,012)		14,970,925	Neogen Corporation[a]	111,700	2,135,704
			Orchid Cellmark[a,b]	783,700	2,186,523
Consumer Services – 4.7%			VIVUS[a]	430,500	1,657,425
Direct Marketing - 0.1%			Zila[a,b]	728,900	2,361,636
†Dover Saddlery[a,b]	37,000	315,521
					27,715,296
Leisure and Entertainment - 1.9%
†FortuNet[a,b]	104,000	1,684,800	Health Services - 1.7%
4Kids Entertainment[a,b]	123,000	1,993,830	Bio-Imaging Technologies[a,b]	327,200	1,348,064
Multimedia Games[a,b]	208,700	2,114,131	Cross Country Healthcare[a,b]	54,600	993,174
New Frontier Media[a]	310,900	2,229,153	†HMS Holdings[a,b]	71,880	770,554
Progressive Gaming International[a]	182,100	1,420,380	Hooper Holmes[a,b]	548,700	1,673,535
			Horizon Health[a]	72,500	1,513,800
		9,442,294	U.S. Physical Therapy[a,b]	136,400	1,996,896

Restaurants and Lodgings - 0.4%					8,296,023
Benihana Cl. Aa	45,045	1,222,521
California Pizza Kitchen[a,b]	29,900	821,652	Medical Products and Devices - 6.1%
			Adeza Biomedical[a,b]	98,600	1,382,372
		2,044,173	†Anika Therapeutics[a,b]	116,000	1,122,880
			Bioveris Corporation[a,b]	844,400	6,797,420
Retail Stores - 2.1%			Bruker BioSciences[a]	722,800	3,874,208
A.C. Moore Arts & Crafts[a,b]	174,100	2,839,571	Caliper Life Sciences[a]	301,700	1,505,483
Buckle (The)	52,900	2,214,923	Exactech[a,b]	134,200	1,845,250
Cache[a]	114,600	1,987,164	Langer[a]	460,300	1,887,230
Cato Corporation Cl. A	124,500	3,218,325	Merit Medical Systems[a,b]	113,600	1,563,136
			†Minrad International[a,b]	279,400	1,156,716
		10,259,983	NMT Medical[a,b]	143,700	1,438,437
			Orthofix International[a]	30,000	1,143,900
Other Consumer Services - 0.2%			Possis Medical[a,b]	156,200	1,376,122
First Cash Financial Services[a]	52,000	1,027,000	Shamir Optical Industry[a]	145,700	1,311,300
			Synovis Life Technologies[a,b]	84,900	834,567
Total (Cost $16,877,527)		23,088,971	Young Innovations	74,100	2,610,543

Financial Intermediaries – 4.2%					29,849,564
Banking - 1.5%
Bancorp (The)[a,b]	86,525	2,163,990	Personal Care - 0.4%
Canadian Western Bank	75,400	2,890,907	Nutraceutical International[a]	129,500	1,985,235
†Endeavour Mining Capital	351,700	2,479,512
			Total (Cost $68,654,479)		70,145,402
		7,534,409

Insurance - 2.7%
American Safety Insurance Holdings[a]	149,200	2,461,800
Argonaut Group[a,b]	108,000	3,244,320
NYMAGIC	89,900	2,611,595
Navigators Group[a,b]	56,300	2,467,066
United Fire & Casualty Company	78,630	2,369,122

		13,153,903

Total (Cost $12,044,459)		20,688,312

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 11

SCHEDULES OF INVESTMENTS

Royce Capital Fund – Micro-Cap Portfolio (continued)

	SHARES	VALUE		SHARES	VALUE
Industrial Products – 10.4%			Transportation and Logistics - 2.4%
Automotive - 0.6%			Marten Transport[a,b]	115,049	$2,501,165
Aftermarket Technology[a]	80,000	$1,988,000	P.A.M. Transportation Services[a,b]	60,000	1,733,400
Wescast Industries Cl. A	64,100	841,804	Patriot Transportation Holding[a,b]	39,800	3,453,844
			Vitran Corporation Cl. Aa,b	176,950	4,156,555
		2,829,804
					11,844,964
Building Systems and Components - 2.5%
Aaon[b]	144,550	3,709,153	Total (Cost $31,997,370)		39,866,288
Drew Industries[a,b]	160,600	5,203,440
†Flanders Corporation[a,b]	74,900	751,247	Natural Resources – 17.0%
LSI Industries	158,250	2,688,667	Energy Services - 7.2%
			Dawson Geophysical[a]	75,700	2,329,289
		12,352,507	Enerflex Systems	33,900	845,754
			Gulf Island Fabrication	166,700	3,340,668
Industrial Components - 0.6%			Input/Output[a,b]	380,600	3,596,670
Powell Industries[a]	118,700	2,840,491	Pason Systems	330,200	4,836,307
			RPC	62,850	1,525,998
Machinery - 0.7%			TGC Industries[a]	222,075	2,385,086
†Eagle Test Systems[a]	78,600	1,101,972	Tesco Corporation[a,b]	259,600	5,378,912
Key Technology[a]	153,200	1,922,660	TETRA Technologies[a,b]	183,750	5,565,788
Tennant Company	9,300	467,604	Total Energy Services Trust	287,700	4,133,932
			Western Lakota Energy Services[a]	100,600	1,324,751
		3,492,236
					35,263,155
Metal Fabrication and Distribution - 4.4%
Harris Steel Group	188,000	4,757,682	Oil and Gas - 1.6%
Metal Management	125,600	3,845,872	Edge Petroleum[a,b]	81,500	1,628,370
Novamerican Steel[a]	108,400	4,386,948	Exploration Company of Delaware[a,b]	85,000	906,100
Olympic Steel[b]	143,600	5,082,004	Particle Drilling Technologies[a,b]	212,200	746,944
Steel Technologies	174,200	3,386,448	Pioneer Drilling Company[a]	152,500	2,354,600
			Savanna Energy Services[a]	101,700	2,083,561
		21,458,954
					7,719,575
Specialty Chemicals and Materials - 0.3%
Hawkins	123,300	1,726,817	Precious Metals and Mining - 8.2%
			African Platinum[a]	900,000	549,213
Other Industrial Products - 1.3%			Alamos Gold[a]	379,200	3,057,243
Color Kinetics[a,b]	79,900	1,510,909	Eldorado Gold[a]	400,000	1,932,000
Distributed Energy Systems[a]	292,600	1,512,742	†Endeavour Silver[a,b]	298,100	929,309
Electro Rent[a]	95,100	1,523,502	Entree Gold[a]	688,700	661,152
Peerless Manufacturing[a]	53,300	1,276,535	Etruscan Resources[a]	659,000	1,977,649
Quixote Corporation	44,700	805,494	†First Majestic Resource[a,b]	691,900	2,628,018
			Gammon Lake Resources[a]	285,900	3,942,561
		6,629,182	Hecla Mining Company[a,b]	320,500	1,682,625
			Kingsgate Consolidated	786,175	3,002,822
Total (Cost $38,471,001)		51,329,991	Metallica Resources[a]	1,018,500	3,147,165
			Mexgold Resources[a]	300,100	1,932,920
Industrial Services – 8.1%			Miramar Mining[a,b]	338,000	1,250,600
Commercial Services - 3.0%			North Atlantic Resources[a]	100,000	282,182
BB Holdings[a]	693,924	2,630,571	Northern Orion Resources[a]	976,800	4,747,248
Bennett Environmental[a]	124,100	354,926	NovaGold Resources[a]	368,400	4,722,888
Collectors Universe[b]	177,807	2,485,742	Spur Ventures[a]	892,570	759,600
CorVel Corporation[a,b]	71,250	1,781,250	†US Gold[a,b]	289,800	2,448,810
Exponent[a,b]	369,600	6,246,240	†Western Copper[a,b]	681,600	689,965
PDI[a]	104,700	1,506,633
					40,343,970
		15,005,362
			Total (Cost $45,291,717)		83,326,700
Engineering and Construction - 0.8%
Cavco Industries[a]	48,581	2,158,940	Technology – 18.5%
†Sterling Construction Company[a,b]	62,000	1,711,200	Aerospace and Defense - 1.8%
			Axsys Technologies[a,b]	148,600	2,239,402
		3,870,140	Ducommun [a]	122,900	2,276,108
			Integral Systems	96,200	2,581,046
Food and Tobacco Processors - 0.8%			TVI Corporation[a,b]	504,490	1,780,850
Omega Protein[a,b]	283,000	1,635,740
Zapata Corporation[a]	305,600	2,123,920			8,877,406

		3,759,660

Printing - 1.1%
CSS Industries	43,000	1,236,250
Courier Corporation	63,618	2,545,992
Ennis	81,500	1,603,920

		5,386,162

12 | ROYCE CAPITAL FUND 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2006 (Unaudited)

	SHARES	VALUE		SHARES	VALUE
Technology (continued)			Catapult Communications[a,b]	126,900	$1,383,210
Components and Systems - 3.7%			Essex Corporation[a,b]	55,800	1,027,836
Digi International[a,b]	209,400	$2,623,782	Globecomm Systems[a]	232,700	1,733,615
Excel Technology[a]	85,400	2,555,168	†Hurray! Holding Company ADR[a,b]	204,800	1,122,304
Metrologic Instruments[a,b]	84,500	1,268,345	KVH Industries[a,b]	138,900	1,619,574
OSI Systems[a]	72,300	1,284,771	†Novatel Wireless[a,b]	317,360	3,294,197
Perceptron[a]	147,600	1,189,656	PC-Tel[a]	125,000	1,067,500
Performance Technologies[a,b]	167,400	1,155,060
Richardson Electronics	231,500	1,701,525			15,801,880
Rimage Corporation[a,b]	114,700	2,342,174
SimpleTech[a]	320,600	1,202,250	Total (Cost $81,447,226)		90,869,176
TTM Technologies[a]	205,100	2,967,797
			Miscellaneous(c) – 4.2%
		18,290,528	Total (Cost $19,382,769)		20,837,259

Distribution - 0.2%			TOTAL COMMON STOCKS
Jaco Electronics[a]	180,100	673,574	(Cost $329,009,961)		418,863,227

Internet Software and Services - 1.5%			REPURCHASE AGREEMENTS – 14.9%
Answers Corporation[a,b]	136,500	1,299,480	State Street Bank & Trust Company,
CryptoLogic	83,900	2,032,058	5.10% dated 6/30/06, due 7/3/06,
EDGAR Online[a,b]	292,000	1,372,400	maturity value $33,109,065 (collateralized
Inforte Corporation[a]	315,600	1,495,944	by obligations of various U.S. Government
SupportSoft[a,b]	330,100	1,300,594	Agencies, valued at $33,924,975)
			(Cost $33,095,000)		33,095,000
		7,500,476
			Lehman Brothers (Tri-Party),
IT Services - 1.5%			4.85% dated 6/30/06, due 7/3/06,
answerthink[a,b]	247,700	998,231	maturity value $40,016,167 (collateralized
†Cogent Communications Group[a,b]	332,450	3,115,056	by obligations of various U.S. Government
†Entrust[a,b]	471,600	1,608,156	Agencies, valued at $40,817,178)
Forrester Research[a]	62,400	1,745,952	(Cost $40,000,000)		40,000,000

		7,467,395	TOTAL REPURCHASE AGREEMENTS
			(Cost $73,095,000)		73,095,000
Semiconductors and Equipment - 3.2%
Advanced Energy Industries[a,b]	160,100	2,119,724		PRINCIPAL
Cascade Microtech[a,b]	138,100	1,582,626		AMOUNT
CEVA[a]	335,300	1,938,034	COLLATERAL RECEIVED FOR SECURITIES
Integrated Silicon Solution[a,b]	223,700	1,232,587	LOANED – 11.1%
MIPS Technologies[a,b]	165,600	1,005,192	U.S. Treasury Bonds
PDF Solutions[a,b]	116,200	1,442,042	8.125% due 8/15/19	$74,627	96,109
QuickLogic Corporation[a]	170,800	835,212	Money Market Funds
Semitool[a,b]	222,000	2,002,440	State Street Navigator Securities Lending
Staktek Holdings[a,b]	441,200	2,144,232	Prime Portfolio (7 day yield-5.0651%)		54,390,767
White Electronic Designs[a]	264,000	1,341,120
			TOTAL COLLATERAL RECEIVED FOR SECURITIES
		15,643,209	LOANED
			(Cost $54,486,876)		54,486,876
Software - 3.4%
Descartes Systems Group (The)[a,b]	240,000	883,200	TOTAL INVESTMENTS – 111.2%
Fundtech[a,b]	125,000	1,226,250	(Cost $456,591,837)		546,445,103
InterVideo[a,b]	151,500	1,480,155
iPass[a,b]	430,500	2,410,800	LIABILITIES LESS CASH
Moldflow Corporation[a]	90,500	1,059,755	AND OTHER ASSETS – (11.2)%		(54,827,295)
†NetScout Systems[a,b]	188,700	1,683,204
Omnicell[a,b]	65,100	899,682	NET ASSETS – 100.0%		$491,617,808
†Pervasive Software[a,b]	164,055	659,501
PLATO Learning[a,b]	424,658	2,641,373
Transaction Systems Architects Cl. Aa,b	58,200	2,426,358
Unica Corporation[a,b]	125,700	1,244,430

		16,614,708

Telecommunications - 3.2%
Anaren[a,b]	107,900	2,210,871
Atlantic Tele-Network	88,250	1,838,248
Captaris[a,b]	108,500	504,525

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 13

SCHEDULES OF INVESTMENTS

Royce Capital Fund – Small-Cap Portfolio

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 91.7%			Financial Services – 2.0%
			Information and Processing - 1.3%
Consumer Products – 15.3%			eFunds Corporation[a]	148,700	$3,278,835
Apparel and Shoes - 7.3%
Kenneth Cole Productions Cl. A	132,200	$2,952,026	Investment Management - 0.7%
Columbia Sportswear Company[a]	51,000	2,308,260	Cohen & Steers	71,800	1,694,480
Cutter & Buck	238,349	2,733,863
K-Swiss Cl. A	121,100	3,233,370	Total (Cost $3,311,023)		4,973,315
Polo Ralph Lauren Cl. A	16,500	905,850
Stride Rite	247,800	3,268,482	Health – 5.2%
Timberland Company Cl. Aa	89,000	2,322,900	Health Services - 1.9%
			Horizon Health[a]	115,200	2,405,376
		17,724,751	U.S. Physical Therapy[a]	152,200	2,228,208

Home Furnishing and Appliances - 4.0%					4,633,584
American Woodmark	28,600	1,002,144
Ethan Allen Interiors	94,100	3,439,355	Personal Care - 3.3%
Hooker Furniture	157,500	2,641,275	CNS	125,700	3,079,650
Stanley Furniture Company	113,900	2,730,183	Inter Parfums	143,300	2,467,626
			Nutraceutical International[a]	169,104	2,592,364
		9,812,957
					8,139,640
Sports and Recreation - 1.0%
Winnebago Industries	78,600	2,439,744	Total (Cost $11,843,392)		12,773,224

Other Consumer Products - 3.0%			Industrial Products – 9.2%
RC2 Corporation[a]	122,420	4,732,757	Automotive - 0.7%
Radica Games	267,300	2,729,133	Strattec Security[a]	31,500	1,569,015

		7,461,890	Building Systems and Components - 2.6%
			Drew Industries[a]	104,600	3,389,040
Total (Cost $36,149,612)		37,439,342	Simpson Manufacturing	81,700	2,945,285

Consumer Services – 12.4%					6,334,325
Direct Marketing - 1.3%
Nu Skin Enterprises Cl. A	220,300	3,271,455	Construction Materials - 0.4%
			Florida Rock Industries	21,600	1,072,872
Leisure and Entertainment - 1.0%
†International Speedway Cl. A	53,000	2,457,610	Machinery - 4.5%
			Graco	28,500	1,310,430
Restaurants and Lodgings - 3.3%			Lincoln Electric Holdings	50,500	3,163,825
Applebee’s International	204,200	3,924,724	Rofin-Sinar Technologies[a]	69,100	3,971,177
CEC Entertainment[a]	76,000	2,441,120	Woodward Governor Company	83,200	2,538,432
Ruby Tuesday	63,700	1,554,917
					10,983,864
		7,920,761
			Metal Fabrication and Distribution - 1.0%
Retail Stores - 6.8%			Metal Management	81,900	2,507,778
BJ’s Wholesale Club[a]	93,800	2,659,230
Buckle (The)	65,200	2,729,924	Total (Cost $15,308,138)		22,467,854
Cato Corporation Cl. A	111,000	2,869,350
Claire’s Stores	80,400	2,051,004	Industrial Services – 7.1%
†Finish Line (The) Cl. A	218,900	2,589,587	Commercial Services - 5.8%
†Pacific Sunwear of California[a]	142,500	2,555,025	FTI Consulting[a]	96,200	2,575,274
Pier 1 Imports	169,400	1,182,412	†Heidrick & Struggles International[a]	84,500	2,859,480
			Korn/Ferry International[a]	140,100	2,744,559
		16,636,532	LECG Corporation[a]	214,000	3,952,580
			SM&Aa	332,700	2,029,470
Total (Cost $33,335,720)		30,286,358
					14,161,363
Financial Intermediaries – 4.4%
Insurance - 3.5%			Transportation and Logistics - 1.3%
AmerUs Group	80,600	4,719,130	†Arkansas Best	60,500	3,037,705
Assured Guaranty	121,200	3,074,844
ProAssurance Corporation[a]	14,100	679,338	Total (Cost $16,834,600)		17,199,068

		8,473,312	Natural Resources – 11.6%
			Energy Services - 3.0%
Securities Brokers - 0.9%			Ensign Energy Services	101,200	2,079,663
†Knight Capital Group Cl. Aa	147,400	2,244,902	Patterson-UTI Energy	35,400	1,002,174
			TETRA Technologies[a]	142,500	4,316,325
Total (Cost $9,547,294)		10,718,214
					7,398,162

14 | ROYCE CAPITAL FUND 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2006 (Unaudited)

	SHARES	VALUE		SHARES	VALUE
Natural Resources (continued)			Software - 2.9%
Oil and Gas – 5.6%			InterVideo [a]	167,916	$1,640,540
Cimarex Energy	58,518	$2,516,274	iPass [a]	428,972	2,402,243
†Mariner Energy[a]	154,000	2,828,980	ManTech International Cl. Aa	83,500	2,576,810
St. Mary Land & Exploration Company	91,400	3,678,850	Pervasive Software[a]	126,066	506,785
Unit Corporation[a]	81,100	4,613,779
					7,126,378
		13,637,883
			Telecommunications - 5.7%
Precious Metals and Mining - 3.0%			Catapult Communications[a]	188,000	2,049,200
Agnico-Eagle Mines	105,000	3,473,400	Foundry Networks[a]	234,900	2,504,034
Glamis Gold[a]	47,100	1,783,206	Intervoice [a]	277,000	1,972,240
Pan American Silver[a]	118,200	2,126,418	NETGEAR[a]	225,400	4,879,910
			Premiere Global Services[a]	327,800	2,474,890
		7,383,024
					13,880,274
Total (Cost $16,231,510)		28,419,069
			Total (Cost $50,831,922)		47,876,389
Technology – 19.6%
Components and Systems - 2.6%			Miscellaneous(c) – 4.9%
Digi International[a]	217,800	2,729,034	Total (Cost $12,187,288)		11,871,980
Neoware [a]	14,200	174,518
Rimage Corporation[a]	83,697	1,709,093	TOTAL COMMON STOCKS
Tektronix	59,600	1,753,432	(Cost $205,580,499)		224,024,813

		6,366,077	REPURCHASE AGREEMENT – 8.6%
			State Street Bank & Trust Company,
Distribution - 1.0%			5.10% dated 6/30/06, due 7/3/06,
†Insight Enterprises[a]	130,500	2,486,025	maturity value $21,058,946 (collateralized
			by obligations of various U.S. Government
Internet Software and Services - 0.2%			Agencies, valued at $21,578,156)
Corillian Corporation[a]	149,800	447,902	(Cost $21,050,000)		21,050,000

IT Services - 3.4%
MAXIMUS	155,200	3,592,880	TOTAL INVESTMENTS – 100.3%
Perot Systems Cl. Aa	329,200	4,766,816	(Cost $226,630,499)		245,074,813

		8,359,696	LIABILITIES LESS CASH
			AND OTHER ASSETS – (0.3)%		(741,251)
Semiconductors and Equipment - 3.8%
Entegris [a]	248,600	2,369,158	NET ASSETS – 100.0%		$244,333,562
Fairchild Semiconductor International[a]	84,100	1,528,097
IXYS Corporation[a]	82,100	788,160
MIPS Technologies[a]	210,400	1,277,128
Semitool [a]	281,250	2,536,875
Sigmatel [a]	172,900	710,619

		9,210,037

[a]	Non-income producing.

[b]	A portion of these securities were on loan at June 30, 2006.

[c]	Includes securities first acquired in 2006 and less than 1% of net assets.

†	New additions in 2006.

Bold indicates a Fund’s largest 20 equity holdings in terms of June 30, 2006 market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 15

STATEMENTS OF ASSETS AND LIABILITIES	JUNE 30, 2006 (Unaudited)

	Micro-Cap	Small-Cap
	Portfolio	Portfolio

ASSETS:
Investments at value (including collateral on loaned securities)*	$473,350,103	$224,024,813
Repurchase agreements (at cost and value)	73,095,000	21,050,000
Cash	71,489	4,060
Receivable for investments sold	582,245	93,673
Receivable for capital shares sold	823,975	1,371,725
Receivable for dividends and interest	115,237	49,595
Prepaid expenses and other assets	2,903	1,225

Total Assets	548,040,952	246,595,091

LIABILITIES:
Payable for collateral on loaned securities	54,486,876	–
Payable for investments purchased	1,086,804	1,187,978
Payable for capital shares redeemed	265,086	825,950
Payable for investment advisory fees	489,954	193,977
Accrued expenses	94,424	53,624

Total Liabilities	56,423,144	2,261,529

Net Assets	$491,617,808	$244,333,562

ANALYSIS OF NET ASSETS:
Paid-in capital	$347,062,618	$201,706,089
Undistributed net investment income (loss)	(5,601,234)	89,014
Accumulated net realized gain (loss) on investments	60,303,158	24,094,145
Net unrealized appreciation (depreciation) on investments	89,853,266	18,444,314

Net Assets	$491,617,808	$244,333,562

Investment Class	$491,523,879	$244,240,312
Service Class	$93,929	$93,250

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)
Investment Class	35,113,264	24,140,336
Service Class	6,711	9,217

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding) (offering and redemption price per share)
Investment Class	$14.00	$10.12
Service Class	$14.00	$10.12

*Investments at identified cost	$383,496,837	$205,580,499

Market value of loaned securities	$54,093,418	$–

16 | ROYCE CAPITAL FUND 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

	Micro-Cap Portfolio		Small-Cap Portfolio

	Six months ended		Six months ended
	6/30/06	Year ended	6/30/06	Year ended
	(unaudited)	12/31/05	(unaudited)	12/31/05

INVESTMENT OPERATIONS:
Net investment income (loss)	$(519,979)	$(1,775,813)	$(71,237)	$160,086
Net realized gain (loss) on investments	31,608,564	28,956,930	12,140,669	11,965,241
Net change in unrealized appreciation
(depreciation) on investments	12,097,040	12,203,221	(4,623,466)	726,771

Net increase (decrease) in net assets
from investment operations	43,185,625	39,384,338	7,445,966	12,852,098

DISTRIBUTIONS:
Net investment income
Investment Class	–	(1,950,328)	–	–
Service Class	–		–
Net realized gain on investments
Investment Class	–	(5,892,672)	–	(1,915,818)
Service Class	–		–

Total distributions	–	(7,843,000)	–	(1,915,818)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	97,929,664	66,452,688	59,960,641	76,001,944
Service Class	100,000		100,000
Distributions reinvested
Investment Class	–	7,842,998	–	1,915,817
Service Class	–		–
Value of shares redeemed
Investment Class	(33,666,914)	(67,266,801)	(10,211,597)	(12,726,716)
Service Class	–		–

Net increase (decrease) in net assets
from capital share transactions	64,362,750	7,028,885	49,849,044	65,191,045

NET INCREASE (DECREASE) IN NET ASSETS	107,548,375	38,570,223	57,295,010	76,127,325
NET ASSETS:
Beginning of period	384,069,433	345,499,210	187,038,552	110,911,227

End of period	$491,617,808	$384,069,433	$244,333,562	$187,038,552

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF PERIOD	$(5,601,234)	$(5,081,255)	$89,014	$160,251

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 17

STATEMENTS OF OPERATIONS	SIX MONTHS ENDED JUNE 30, 2006 (Unaudited)

	Micro-Cap	Small-Cap
	Portfolio	Portfolio

INVESTMENT INCOME:
Income:
Dividends	$661,406	$649,170
Interest	1,683,658	486,293
Securities lending	117,466	–

Total income	2,462,530	1,135,463

Expenses:
Investment advisory fees	2,831,736	1,114,438
Distribution fees	37	37
Custody	57,233	36,844
Shareholder reports	38,219	19,073
Administrative and office facilities	16,366	7,775
Audit	12,500	12,500
Shareholder servicing	11,983	10,064
Trustees’ fees	11,132	5,541
Registration	6,620	5,585
Legal	2,401	1,144
Other expenses	12,269	7,390

Total expenses	3,000,496	1,220,391
Compensating balance credits	(14,449)	(10,157)
Expenses reimbursed by investment adviser – Service Class	(3,538)	(3,534)

Net expenses	2,982,509	1,206,700

Net investment income (loss)	(519,979)	(71,237)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	31,608,564	12,140,669
Net change in unrealized appreciation (depreciation) on investments	12,097,040	(4,623,466)

Net realized and unrealized gain (loss) on investments	43,705,604	7,517,203

NET INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS	$43,185,625	$7,445,966

18 | ROYCE CAPITAL FUND 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

												Ratio of Expenses
	Net	Net	Net Realized		Distributions	Distributions						to Average Net Assets			Ratio of Net Investment
	Asset Value,	Investment	and Unrealized	Total from	from Net	from Net		Net Asset			Net Assets,	Prior to Fee	Prior	Net of	Income (Loss)	Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized Gain	Total	Value, End	Total		End of Period	Waivers and	to Fee	Fee	to Average	Turnover
	of Period	(Loss)	Investments	Operations	Income	on Investments	Distributions	of Period	Return		(in thousands)	Balance Credits	Waivers	Waivers	Net Assets	Rate

MICRO-CAP PORTFOLIO – INVESTMENT CLASS
†2006(b)	$12.57	$(0.02)	$1.45	$1.43	$–	$–	$–	$14.00	11.38	%**	$491,524	1.32%*	1.32%*	1.32%	(0.23)%*	20%
2005(b)	11.50	(0.05)	1.38	1.33	(0.06)	(0.20)	(0.26)	12.57	11.61%		384,069	1.33%	1.33%	1.33%	(0.51)%	38%
2004(b)	10.90	(0.09)	1.58	1.49	–	(0.89)	(0.89)	11.50	13.85%		345,499	1.34%	1.34%	1.34%	(0.78)%	38%
2003(b)	7.60	(0.08)	3.80	3.72	–	(0.42)	(0.42)	10.90	49.16%		249,652	1.36%	1.36%	1.35%	(0.84)%	41%
2002(b)	9.00	(0.08)	(1.08)	(1.16)	–	(0.24)	(0.24)	7.60	(12.87)%		133,944	1.38%	1.38%	1.35%	(0.88)%	27%
2001	7.05	(0.03)	2.12	2.09	–	(0.14)	(0.14)	9.00	(29.71%		106,501	1.58%	1.58%	1.35%	(0.61)%	18%
MICRO-CAP PORTFOLIO – SERVICE CLASS (a)
†2006(b)	$14.90	$(0.01)	$(0.89)	$(0.90)	$–	$–	$–	$14.00	(6.04	)%**	$94	25.23%*	25.22%*	1.58%*	(0.24)%*	20%
SMALL-CAP PORTFOLIO – INVESTMENT CLASS
†2006(b)	$9.67	$(0.00)	$0.45	$0.45	$–	$–	$–	$10.12	4.65	%**	$244,240	1.09%*	1.08%*	1.08%*	(0.06)%*	24%
2005(b)	9.00	0.01	0.76	0.77	–	(0.10)	(0.10)	9.67	8.56%		187,039	1.11%	1.11%	1.11%	0.11%	45%
2004(b)	7.59	(0.05)	1.93	1.88	–	(0.47)	(0.47)	9.00	24.95%		110,911	1.14%	1.14%	1.14%	(0.62)%	47%
2003(b)	5.71	(0.04)	2.38	2.34	–	(0.46)	(0.46)	7.59	41.10%		57,391	1.21%	1.21%	1.21%	(0.55)%	70%
2002(b)	6.66	(0.05)	(0.87)	(0.92)	–	(0.03)	(0.03)	5.71	(13.81)%		18,190	1.87%	1.87%	1.35%	(0.80)%	53%
2001(b)	6.40	(0.04)	1.34	1.30	–	(1.04)	(1.04)	6.66	20.97%		3,324	2.20%	2.20%	1.35%	(0.74)%	188%
SMALL-CAP PORTFOLIO – SERVICE CLASS (a)
†2006(b)	$10.85	$(0.00)	$(0.73)	$(0.73)	$–	$–	$–	$10.12	(6.73	)%**	$93	24.90%*	24.90%*	1.36%*	(0.21)%*	24%

(a)	The Class commenced operations on May 2, 2006.
(b)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2006 (unaudited).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Summary of Significant Accounting Policies:
     Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Fund” or “Funds”) are the two series of Royce Capital Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts, and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996.
      Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, compensating balance credits and different expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
      Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq, and securities traded on Nasdaq's Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

Investment Transactions
and Related Investment Income:
      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund's operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to the Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distribution in accordance with the agreement.

Compensating Balance Credits:
      The Fund has arrangements with its custodian bank and transfer agent, whereby a portion of the custodian's fee and transfer agent fee is paid indirectly by credits earned on the Fund's cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments.

Distributions and Taxes:
      As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year. The Funds pay any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

Repurchase Agreements:
      The Funds may enter into repurchase agreements with institutions that the Funds' investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Securities Lending:
      The Funds loan securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Funds is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.

20 | ROYCE CAPITAL FUND 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Line of Credit:

     The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Funds did not utilize the line of credit during the six months ended June 30, 2006.

Capital Share Transactions (In Shares):

			Shares issued for		Shares		Net increase (decrease) in
	Shares sold		reinvestment of distributions		redeemed		shares outstanding

	Period ended		Period ended		Period ended		Period ended
	6/30/06	Period ended	6/30/06	Period ended	6/30/06	Period ended	6/30/06	Period ended
	(unaudited)	12/31/05	(unaudited)	12/31/05	(unaudited)	12/31/05	(unaudited)	12/31/05

Micro-Cap Portfolio

Investment Class	6,981,628	5,712,620	–	627,942	(2,419,201)	(5,844,926)	4,562,427	495,636
Service Class	6,711		–		–		6,711
Small-Cap Portfolio

Investment Class	5,795,028	8,192,874	–	194,499	(996,289)	(1,376,051)	4,798,739	7,011,322
Service Class	9,217		–		–		9,217

Investment Adviser and Distributor:

     Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive management fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.0% of the average net assets of Micro-Cap Portfolio and Small-Cap Portfolio, respectively. For the six months ended June 30, 2006, Micro-Cap Portfolio recorded advisory fees of $2,831,736 and Small-Cap Portfolio recorded advisory fees of $1,114,438.

     Royce Fund Services, Inc.(“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees from each Fund’s Service Class that are computed daily and payable monthly, at an annual rate of 0.25% of the average net assets of each Fund. For the six months ended June 30, 2006, Micro-Cap Portfolio-Service Class recorded distribution fees of $37 and Small-Cap Portfolio-Service Class recorded distribution fees of $37.

Purchases and Sales of Investment Securities:

     For the six months ended June 30, 2006, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales

Micro-Cap Portfolio	$125,554,627	$79,251,755
Small-Cap Portfolio	$102,367,160	$49,581,104

Class Specific Expenses:

Class specific expenses were as follows:

							Expenses
							Reimbursed by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser

Micro-Cap Portfolio - Investment Class	$–	$8,663	$38,007	$6,609	$(12,470)	$40,809	$–
Micro-Cap Portfolio - Service Class	37	3,320	212	11	(1)	3,579	3,538
	37	11,983	38,219	6,620	(12,471)
Small-Cap Portfolio - Investment Class	–	6,743	18,865	5,574	(9,060)	22,122	–
Small-Cap Portfolio - Service Class	37	3,321	208	11	(1)	3,576	3,534
	37	10,064	19,073	5,585	(9,061)

Tax Information:

     At June 30, 2006, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation

Micro-Cap Portfolio	$456,624,979	$89,820,124	$111,841,994	$22,021,870
Small-Cap Portfolio	226,655,006	18,419,807	32,602,582	14,182,775

    The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes.

ROYCE CAPITAL FUND 2006 SEMIANNUAL REPORT TO SHAREHOLDERS  |  21

UNDERSTANDING YOUR FUND’ EXPENSES (Unaudited)

     As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2006 and held for the entire six-month period ended June 30, 2006. Service Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform.

Actual Expenses
      The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2006 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
     The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	1/1/06	6/30/06	Period (1)	1/1/06	6/30/06	Period (1)	Ratio (2)

Investment Class

Micro-Cap Portfolio	$1,000.00	$1,113.80	$6.92	$1,000.00	$1,018.25	$6.61	1.32%
Small-Cap Portfolio	1,000.00	1,046.50	5.48	1,000.00	1,019.44	5.41	1.08%

Service Class

Micro-Cap Portfolio	1,000.00	939.60	7.60	1,000.00	1,016.96	7.90	1.58%
Small-Cap Portfolio	1,000.00	932.70	6.52	1,000.00	1,018.05	6.80	1.36%

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days (to reflect the half year period). This information does not include fees or expenses of the variable contracts or retirement plans investing in the Fund.
(2)	Annualized expense ratio used to derive figures in the table based on the most recent fiscal half year.

22 | ROYCE CAPITAL FUND 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

B O A R D  AP P R O V A L OF  IN V E S T M E N T  AD V I S O R Y  AG R E E M E N T S

     At meetings held on June 7-8, 2006, Royce Capital Fund’s Board of Trustees, including all of the non-interested trustees, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and each of Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Funds”). In reaching these decisions, the Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each of the Funds with other mutual funds in their “peer group,” information regarding the past performance of Funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, regulatory compliance, brokerage commissions and research, brokerage and execution products and services provided to the Funds. The Board also considered other matters it deemed important to the approval process such as payments made to R&A or its affiliates relating to allocation of Fund brokerage fees, and other direct and indirect benefits to R&A and its affiliates, from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each Fund. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested trustees received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements for the Funds were considered at the same Board meetings, the trustees dealt with each agreement separately. Among other factors, the trustees considered the following:

     The nature, extent and quality of services provided by R&A: The trustees considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 30 years of small-cap value investing experience and track record; (ii) R&A’s sole focus on mid-cap, small-cap and micro-cap value investing; (iii) the consistency of R&A’s approach to managing mutual funds over more than 30 years; (iv) the integrity and high ethical standards adhered to at R&A; (v) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vi) R&A’s historical ability to attract and retain portfolio management talent and (vii) R&A’s focus on shareholder interests as exemplified by capping expenses on smaller funds, closing funds to new investors when R&A believed such closings were in the best interests of shareholders and expansive shareholder reporting and communications. The trustees reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The trustees determined that the services to be provided to each Fund by R&A would be the same as those it previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the trustees noted R&A’s ability to attract quality and experienced personnel. The trustees concluded that the services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.

     Investment performance of the Funds and R&A: In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically three to five years. The trustees noted that Royce Micro-Cap Portfolio’s Sharpe Ratio for the three- and five-year periods ended December 31, 2005 placed it in the 3rd quartile and 1st quartile, respectively, among its Morningstar micro-cap fund peer group, and Royce Small-Cap Portfolio placed in the 1st quartile for the three-year period and the 2nd quartile for the five-year period within Morningstar’s small blend category. The trustees noted that Royce Micro-Cap Portfolio’s 3-year Sharpe Ratio fell in the middle quintile within its small blend category (59th percentile). The Fund’s 2004 performance lagged on a relative basis as small caps strongly outpaced micro-caps.

      The trustees noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming the Russell 2000 Index and their competitors. Although the trustees recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing small-cap and micro-cap securities to manage the Funds. The trustees determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that each Fund’s performance supported the renewal of its Investment Advisory Agreement.

ROYCE CAPITAL FUND 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 23

B O A R D  A P P R O V A L OF  I N V E S T M E N T  A D V I S O R Y  A G R E E M E N T S  (continued)

     All Cost of the services provided and profits realized by R&A from its relationship with each Fund: The trustees considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The trustees concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.

     The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The trustees considered whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The trustees noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large cap stocks. The trustees concluded that the current fee structure for each Fund was reasonable, and that no changes were currently necessary.

     Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The trustees reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The trustees noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to who is responsible for which expenses. It was noted that Royce Micro-Cap Portfolio placed essentially at the median (52nd and 48th percentiles) among its peers within its category, respectively, and Royce Small-Cap Portfolio placed in the top quartile both among its peers and within its category.

     The trustees noted that R&A had, from time to time, waived advisory fees in order to maintain expense ratios at competitive levels. The trustees also considered fees charged by R&A to institutional and other clients and noted that the Funds’ advisory fees compared favorably to these other accounts. After the non-interested trustees deliberated in executive session, the entire Board, including all the non-interested trustees, approved the renewal of the existing Investment Advisory Agreements, concluding that a contract renewal on the existing terms was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

24 | ROYCE CAPITAL FUND 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

Item 2: Code(s) of Ethics – Not applicable to this semi-annual report.

Item 3: Audit Committee Financial Expert – Not applicable to this semi-annual report.

Item 4: Principal Accountant Fees and Services – Not applicable to this semi-annual report.

Item 5: Audit Committee of Listed Registrants – Not applicable.

Item 6: Schedule of Investments – See Item 1.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders – None.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12: Exhibits attached hereto.
(a)(1) Not applicable.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE CAPITAL FUND

BY:	/s/ Charles M. Royce

Charles M. Royce
President

Date:	August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE CAPITAL FUND		ROYCE CAPITAL FUND

BY	:/s/ Charles M. Royce	BY:	/s/ John D. Diederich

	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date:	August 28, 2006	Date:	August 28, 2006